UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
450 Fifth Street NW
Washington, D.C. 29549

Form
8-K
CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):

January 4, 2022

THE CATO CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
Delaware
1-31340
56-0484485
(State or Other Jurisdiction
of

Incorporation
(Commission
File Number)
(IRS Employer
Identification No.)
8100 Denmark Road
,
Charlotte
,
North Carolina
(Address of Principal Executive Offices)
28273-5975
(Zip Code)
(704)
554-8510
(Registrant’s Telephone

Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check

the

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under any of the following provisions:

☐

Written communications pursuant to Rule 425

under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class Trading Symbol(s) Name of each exchange on which registered
Class A - Common Stock, par value $.033 per share
CATO
New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934

(§240.12b-2 of this chapter).
Emerging growth company
☐
If an emerging growth company,

indicate by check mark if the registrant has elected not to use the extended transition period for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

THE CATO

CORPORATION

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of
Certain Officers; Compensatory Arrangements of Certain Officers.
On January 4, 2022, the Company issued a press release announcing that Mr. John R. Howe, its Executive
Vice President, Chief Financial Officer and the Company’s principal financial officer, will retire from these roles effective January 17, 2022 after 35 years of service with the Company and will be succeeded
by Chuck Knight as Executive Vice President, Chief Financial Officer and the Company’s principal financial officer.

A copy of the press release is attached hereto as Exhibit 99.1,

and the contents thereof
are incorporated herein by reference.

To assist with the transition of his roles, Mr. Howe will continue to be employed by the Company through
May 1, 2022 under the same terms of compensation and benefits as in effect at the time of his retirement.

Mr. Knight’s

appointment as Executive Vice President, Chief Financial Officer will be effective as of
January 17, 2022.

Mr. Knight, age 57, previously served in various roles with The Vitamin Shoppe, first as Senior Vice President, Chief Accounting Officer from 2018 to 2019, and then as Executive Vice
President, Chief Financial Officer from 2019 to 2020.

Prior to that, Mr. Knight served in various roles
with Toys “R” Us for 28 years, including as Senior Vice President, Corporate Controller from 2010 to
2018.
In connection with Mr. Knight’s hiring, Mr.

Knight and the Company entered into a letter agreement (the
“Agreement”), effective as of January 5, 2022, that sets forth certain terms regarding his employment.

A
copy of the Agreement is attached hereto as Exhibit 10.1.
Pursuant to the Agreement, Mr. Knight will serve as Executive Vice President and Chief Financial
Officer of the Company.

His initial annual base salary will be $400,000 per year.

Mr. Knight will be
eligible to receive a performance bonus of up to 60% of base salary based upon the achievement of the
Company and individual performance goals for fiscal 2022.

Beginning May 1, 2022 and going forward
each May 1 st , Mr. Knight will be eligible to be granted restricted shares of the Company’s Class A
Common Stock with a value of up to 60% of his base salary.

These restricted shares will be granted
pursuant to the Company’s 2018 Incentive Compensation Plan, and will vest over 5 years, with 33%
vesting on the third anniversary of the grant, 33% vesting on the fourth anniversary of the grant, and the
remaining 34% vesting on the fifth anniversary of the grant.

The Company will also reimburse Mr.
Knight for his COBRA premiums (up to the amount the Company

would pay for its health and dental
coverage) until Mr. Knight is eligible to join the Company’s health and dental insurance.
In connection with Mr. Knight’s relocation to the Charlotte, North Carolina area, the Company will pay all reasonable and customary moving charges and for Mr. Knight’s temporary housing for up to 60 days.
In addition, the Company will pay Mr. Knight a one-time relocation allowance of $30,000.

Mr. Knight
has agreed to reimburse the Company in full for all such moving,

temporary housing, relocation
allowance and other relocation expenses in the event he resigns during the first 24 months of his
employment.
Mr. Knight will be entitled to participate in the Company’s employee benefit plans as provided to other employees, including the Company’s 401(k) Plan, Employee Stock Purchase Plan and vacation plan.

Item 9.01

Financial Statements and Exhibits
(d) Exhibits
10.1 - Letter Agreement dated January 4, 2022 between the Company and Mr. Knight

99.1 - Press Release issued January 4, 2022

104

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Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the

Registrant has duly caused this
report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CATO

CORPORATION
January 6, 2022
/s/ John P.

D. Cato
Date
John P.

D. Cato
Chairman, President and
Chief Executive Officer
January 6, 2022 /s/ John R. Howe
Date John R. Howe
Executive Vice President
Chief Financial Officer

Exhibit Index

Exhibit Exhibit No.
10.1 - Letter Agreement dated January 4, 2022
between the Company and Mr. Knight

10.1
99.1 - Press Release issued January 4, 2022
99.1
104

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within Inline XBRL document)